UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

_____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2015

IGNITE RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

_____________________

Delaware	001-35549	94-3421359
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 Westpark Drive, Suite 300, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 366-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 21, 2015, Ignite Restaurant Group, Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders (i) elected the two directors nominated by the Board of Directors and listed below for a one-year term, and (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2015. The Company’s independent inspector of elections reported the vote of the stockholders as follows:

Proposal 1 – Election of directors.

Nominees	For	Withheld	Non-Votes

Paul R. Vigano	20,428,367	1,995,011	1,874,485

Tamara Polewik	20,428,225	1,995,153	1,874,485

Proposal 2 – Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accountants for fiscal year 2015.

For	Against	Abstain

24,293,204	4,359	300

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 22, 2015

IGNITE RESTAURANT GROUP, INC.

By:	/s/ Brad A. Leist
Brad A. Leist
Senior Vice President and Chief Financial Officer

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